UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event report): August 14, 2003

SENSYTECH, INC.

(Exact Name of Registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-08193	38-1873250

(Commission File No.)	(I.R.S. Employer Identification No.)

8419 Terminal Road, Newington, Virginia 22122-1430

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (703)550-7000

SENSYTECH, INC. AND SUBSIDIARIES

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)     Exhibits

Exhibit Number	Description

99.1	Press Release, dated August 14, 2003, issued by Sensytech, Inc.

ITEM 9.     REGULATION FD DISCLOSURE (Information furnished under Item 12 – Results of Operations and Financial Condition)

The following information, which is intended to be furnished under Item 12 “Results of Operations and Financial Condition,” is being furnished under this Item 9 in accordance with SEC Release No. 33-8216. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability under that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

On August 14, 2003, Sensytech, Inc. (the “Company”) reported its results for the third quarter ended June 30, 2003. The Company’s press release, dated August 14, 2003, is attached as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report be signed on its behalf by the undersigned, thereunto duly authorized.

SENSYTECH, INC.

August 14, 2003	By:	/s/ Donald F. Fultz Donald F. Fultz Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 14, 2003, issued by Sensytech, Inc.

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